SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                               -------------------

                                    FORM 8-K

                                 Current Report

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

       Date of report (Date of earliest event reported): November 2, 2005

                         VOLT INFORMATION SCIENCES, INC.

             (Exact Name of Registrant as Specified in Its Charter)

          New York                   1-9232                   13-5658129
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(State or Other Jurisdiction       (Commission             (I.R.S. Employer
      of Incorporation)            File Number)          Identification No.)


560 Lexington Avenue, New York, New York                  10022
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(Address of Principal Executive Offices)               (Zip Code)

                                 (212) 704-2400
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              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 1.01       Entry into a Material Definitive Agreement.

On November 2, 2005, Volt Information Sciences, Inc. ("Volt") and Varetis AG ("Varetis") signed an agreement providing for the acquisition by Volt of Varetis Solutions GmbH, a subsidiary of Varetis, for 20.8 million Euros. Consummation of the transaction contemplated by the agreement is subject to, among other things, approval of Volt's Board of Directors and Varetis' shareholders. The transaction is expected to close by year-end. A copy of the press release issued by Volt is attached as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01       Financial Statements and Exhibits.

       (a)      Financial statements of business acquired:

                Not applicable.

       (b)      Pro forma financial information:

                Not applicable.

       (c)      Exhibits:

                99.1         Press Release dated November 2, 2005.


                                S I G N A T U R E
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         Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   VOLT INFORMATION SCIENCES, INC.


Date     November 3, 2005             By:  /s/ James J. Groberg
                                           -------------------------------------
                                      James J. Groberg, Senior Vice President




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                                  EXHIBIT INDEX
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Exhibit
Number          Description
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99.1            Press Release dated November 2, 2005




















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